Exhibit 10.1

THIS AGREEMENT (this “Agreement”), dated June 1, 2012 is entered into by and between NEOMEDIA TECHNOLOGIES, INC., a Delaware corporation (the “Company”), and YA GLOBAL INVESTMENTS, L.P. (the “Investor”).

WHEREAS:

A.	Reference is made to certain financing arrangements entered into by and between the Company and certain of its former and/or current subsidiaries (collectively, the “Obligors”) and the Investor, evidenced by, among other things, the documents, instruments, and agreements listed on Exhibit X attached hereto and incorporated herein by reference (collectively, together with all other documents, instruments, and agreements executed in connection therewith or related thereto, the “Existing Financing Documents”).

B.	Reference is also made to the Securities Purchase Agreement (the “Securities Purchase Agreement”) dated as of May 27, 2010, between the Company and the Investor pursuant to which the Company has issued and the Investor has purchased the Convertible Debentures and Warrants. All capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Securities Purchase Agreement.

C.	The parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor, as provided herein, and the Investor shall purchase (i) a $450,000 secured convertible debenture in the form attached hereto as “Exhibit A” (the “Fifth 2012 Convertible Debenture”, which shall be deemed to be included in the term Convertible Debentures), which shall be convertible into Common Stock (as converted such shares of Common Stock, shall be Conversion Shares), and (ii) warrants substantially in the form attached hereto as “Exhibit B” (the “Fifth 2012 Warrants”, which shall be deemed to be included in the term Warrants and together with this Agreement, the Fifth 2012 Convertible Debenture, the Existing Financing Documents and all other documents, instruments and agreements executed in connection therewith or related thereto, the “Financing Documents”), to acquire up to 1,000,000 additional shares of Common Stock (as exercised, such shares of Common Stock shall be Warrant Shares) which shall be funded on the date hereof (the “Fifth 2012 Closing”) for a total purchase price of $450,000, (the “Fifth 2012 Purchase Price”).

D.	In order to induce the Company to issue and the Investor to purchase the Fifth 2012 Convertible Debenture and the Fifth 2012 Warrants, the parties desire to enter into this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Investor hereby agree as follows:

1.	Purchase and Sale of Fifth 2012 Convertible Debenture and Fifth 2012 Warrants.

(a)   Subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, the Investor agrees to purchase at the Fifth 2012 Closing and the Company agrees to sell and issue to the Investor at the Fifth 2012 Closing, the Fifth 2012 Convertible Debenture and Fifth 2012 Warrants.

(b)   The Fifth 2012 Closing shall take place at 10:00 a.m. Eastern Standard Time on the same business day as the date hereof, subject to notification of satisfaction of the conditions to the Fifth 2012 Closing set forth in this Agreement (or such other date as is mutually agreed to by the Company and the Investor). The Fifth 2012 Closing shall occur at the offices of Yorkville Advisors, LLC, 101 Hudson Street, Suite 3700, Jersey City, New Jersey 07302 (or such other place as is mutually agreed to by the Company and the Investor).

(c)   Subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, on the day of the Fifth 2012 Closing, (i) the Investor shall deliver to the Company such aggregate proceeds for the Fifth 2012 Convertible Debenture and Fifth 2012 Warrants to be issued and sold to such Investor at the Fifth 2012 Closing, minus the fees to be paid directly from the proceeds thereof as set forth herein, and (ii) the Company shall deliver to the Investor the Fifth 2012 Convertible Debenture and Fifth 2012 Warrants duly executed on behalf of the Company.

2.	Representations and Warranties of Investor.

(a)   The representations and warranties of the Investor set forth in Section 2 of the Securities Purchase Agreement are hereby incorporated by reference with such changes necessary to relate to this Agreement as if set forth in their entirety herein (the “Investor Representations and Warranties”). For the avoidance of doubt, in the Investor Representations and Warranties references to “Securities” shall be deemed references to the Fifth 2012 Convertible Debenture, the Fifth 2012 Warrants and the shares of Common Stock issuable upon conversion or exercise thereof, references to “Conversion Shares” shall be deemed to reference the shares of Common Stock issuable upon conversion of the Fifth 2012 Convertible Debenture, references to “Warrant Shares” shall be deemed to reference the shares of Common Stock issuable upon exercise of the Fifth 2012 Warrants and any reference to “Transaction Documents” shall be deemed to include a reference to this Agreement, the Fifth 2012 Convertible Debenture and the Fifth 2012 Warrants.

(b)   The Investor hereby represents and warrants that except as may otherwise be disclosed on a disclosure schedule attached hereto, the Investor Representations and Warranties are true and correct on the date hereof (except for Investor Representations and Warranties that speak as of a specific date).

3.	Representations and Warranties of the Company.

(a)   The representations and warranties of the Company set forth in Section 3 of the Securities Purchase Agreement are hereby incorporated by reference with such changes necessary to relate to this Agreement as if set forth in their entirety herein (the “Company Representations and Warranties”). For the avoidance of doubt, in the Company Representations and Warranties references to “Securities” shall be deemed references to the Fifth 2012 Convertible Debenture, the Fifth 2012 Warrants and the shares of Common Stock issuable upon conversion or exercise thereof, references to “Conversion Shares” shall be deemed to reference the shares of Common Stock issuable upon conversion of the Fifth 2012 Convertible Debenture, references to “Warrant Shares” shall be deemed to reference the shares of Common Stock issuable upon exercise of the Fifth 2012 Warrants and any reference to “Transaction Documents” shall be deemed to include a reference to this Agreement, the Fifth 2012 Convertible Debenture and the Fifth 2012 Warrants.

(b)   The Company hereby represents and warrants that except as may otherwise be disclosed on a disclosure schedule attached hereto or as set forth in the SEC Documents, such Company Representations and Warranties are true and correct on the date hereof (except for Company Representations and Warranties that speak as of a specific date).

4.	Covenants.

(a)   With the exception of subsections 4(d), 4(g)(ii), 7(e) and 7(h), the covenants set forth (or referenced) in Section 4 of the Securities Purchase Agreement are hereby incorporated by reference with such changes necessary to relate to this Agreement as if set forth in their entirety herein (the “Covenants”). For the avoidance of doubt, the Covenants’ references to “Securities” shall be deemed references to the Fifth 2012 Convertible Debenture, Fifth 2012 Warrants and the shares of Common Stock issuable upon conversion or exercise thereof, references to “Conversion Shares” shall be deemed to reference the shares of Common Stock issuable upon conversion of the Fifth 2012 Convertible Debenture, references to “Warrant Shares” shall be deemed to reference the shares of Common Stock issuable upon exercise of the Fifth 2012 Warrants and any reference to “Transaction Documents” shall be deemed to include a reference to this Agreement, the Fifth 2012 Convertible Debenture and the Fifth 2012 Warrants.

(b)   The Company will use the proceeds from the sale of the Fifth 2012 Convertible Debenture for the general corporate and working capital purposes of the Company and its subsidiaries.

5.          Ratification of Financing Documents; Confirmation of Collateral; Cross-Default; Cross-Collateralization; Further Assurances.

(a)   The Company hereby ratifies, confirms, and reaffirms all and singular the terms and conditions of the Existing Financing Documents, and acknowledges and agrees that, subject to the terms and conditions of this Agreement, all terms and conditions of the Existing Financing Documents shall remain in full force and effect and the Company remains liable to the Investor for the payment and performance of all amounts due under the Existing Documents, without offset, defense or counterclaim of any kind, nature or description whatsoever.

(b)   The Company hereby ratifies, confirms, and reaffirms that (i) the obligations secured by the Financing Documents include, without limitation, all amounts hereafter owed or due under the Fifth 2012 Convertible Debenture and/or the Financing Documents (the “Obligations”), and any future modifications, amendments, substitutions, or renewals thereof, (ii) all collateral, whether now existing or hereafter acquired, granted to the Investor pursuant to the Financing Documents, or otherwise, shall secure all of the Obligations until the full, final, and indefeasible payment of the Obligations, and (iii) the occurrence of a default and/or event of default under any Financing Document shall constitute a default and an event of default under all of the Financing Documents, it being the express intent of the Company that all of the Obligations be fully cross-collateralized, cross-guaranteed, and cross-defaulted.

(c)   The Company has previously granted the Investor security interests in all of its assets, and to confirm the same the Company hereby grants the Investor a security interest in all of its assets, whether now existing or hereafter acquired, including, without limitation, all accounts, inventory, goods, equipment, software and computer programs, securities, investment property, financial assets, deposit accounts, chattel paper, electronic chattel paper, instruments, patents, patent applications, copyrights, trademarks, trademark applications, trade names, domain names, documents, letter-of-credit rights, health-care-insurance receivables, supporting obligations, notes secured by real estate, commercial tort claims, and general intangibles including payment intangibles, to secure the Obligations free and clear of all liens and encumbrances, except those in favor of the Investor.

(d)   The Company shall, from and after the execution of this Agreement, execute and deliver to the Investor whatever additional documents, instruments, and agreements that the Investor may require in order to correct any document deficiencies, or to vest or perfect the Financing Documents and the collateral granted therein more securely in the Investor and/or to otherwise give effect to the terms and conditions of this Agreement and/or any documents, instruments and agreement required in connection with, related to, or contemplated by this Agreement, and hereby irrevocably authorizes the Investor to file any financing statements (including financing statements with a generic description of the collateral such as “all assets”), and take any other normal and customary steps, the Investor deems necessary to perfect or evidence the Investor’s security interests and liens in any such collateral.

(e)   The Company acknowledges and agrees that this Agreement shall constitute an authenticated record as such term is defined in the Uniform Commercial Code.

(f)   The Company acknowledges and agrees that nothing contained in this Agreement, the Fifth 2012 Convertible Debenture, the Fifth 2012 Warrants or in any document, instrument or agreement required in connection with, related to or contemplated thereby shall be deemed to constitute (1) a waiver of any defaults or events of default now existing or hereafter arising, (2) an agreement to forbear by the Investor with respect to such defaults or events of default, or (3) an amendment, modification, extension or waiver of any of the terms of the Financing Documents or of any of the Investor’s rights and remedies thereunder.

6.    Conditions. The obligation of the Investor hereunder to purchase the Fifth 2012 Convertible Debenture is subject to the Investor having received an opinion of counsel from counsel to the Company in a form satisfactory to the Investor; provided that this condition is for the Investor’s sole benefit and may be waived by the Investor at any time in its sole discretion.

7.    Fees and Expenses. The Company shall pay all of its costs and expenses incurred by it connection with the negotiation, investigation, preparation, execution and delivery of this Agreement, the Fifth 2012 Convertible Debenture, the Fifth 2012 Warrants or any document, instrument or agreement required in connection with, related to or contemplated thereby. The Company shall pay a structuring and due diligence fee to Yorkville Advisors, LLC, the Investor’s investment manager, of $25,000 which shall be paid directly from the proceeds of the Closing. The Company acknowledges and agrees that the structuring and due diligence fee paid shall be nonrefundable, fully earned as of the date of the execution of this Agreement, and retained by the Investor as a fee and not applied in reduction of any other Obligations.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of date first above written.

COMPANY:
NEOMEDIA TECHNOLOGIES, INC.

By: /s/ Barry S Baer
Name: Barry S Baer
Title: Colonel US Army (Retired), Chief Financial Officer
INVESTOR:
YA GLOBAL INVESTMENTS, L.P.
By: Yorkville Advisors, LLC
its Investment Manager

By:___________/s/_________________________
Name: Gerald Eicke
Title: Managing Member

Exhibit A

Form of First 2012 Convertible Debenture

Exhibit B

Form of Fifth 2012 Warrants

Exhibit X

(Financing Documents)

DEBENTURES AND NOTES

1.	Secured Convertible Debenture dated August 23, 2006 issued by the Company to the Investor in the original principal amount of $5,000,000.00 (hereinafter, as amended and in effect, the “CCP-1 Debenture”), as amended by that certain Amendment to NeoMedia the Company, Inc. Secured Convertible Debenture No. CCP-1 dated as of January 5, 2010 entered into by and between the Company and the Investor;

2.	Secured Convertible Debenture dated December 29, 2006 issued by the Company to the Investor in the original principal amount of $2,500,000.00 (hereinafter, as amended and in effect, the “CCP-2 Debenture”), as amended by that certain Amendment to NeoMedia the Company, Inc. Secured Convertible Debenture No. CCP-2 dated as of January 5, 2010 by and between the Company and the Investor;

3.	Secured Convertible Debenture dated March 27, 2007 issued by the Company to the Investor in the original principal amount of $7,458,651.00 (hereinafter, as amended and in effect, the “NEOM-4-1 Debenture”), as amended by that certain Amendment to NeoMedia the Company, Inc. Secured Convertible Debenture No. NEOM-4-1 dated as of January 5, 2010 entered into by and between the Company and the Investor;

4.	Secured Convertible Debenture dated August 24, 2007 issued by the Company to the Investor in the original principal amount of $1,775,000.00 (hereinafter, as amended and in effect, the “NEOM-1-1 Debenture”), as amended by that certain letter agreement dated as of August 14, 2009, and as further amended by that certain Amendment to NeoMedia Technologies, Inc. Secured Convertible Debenture No. NEOM-1-1 dated as of January 5, 2010 entered into by and between the Company and the Investor;

5.	Secured Convertible Debenture dated April 11, 2008 issued by the Company to the Investor in the original principal amount of $390,000.00 (hereinafter, as amended and in effect, the “NEOM-2008-1 Debenture”), as amended by that certain Amendment to NeoMedia Technologies, Inc. Secured Convertible Debenture No. NEOM-2008-1 dated as of January 5, 2010 entered into by and between the Company and the Investor;

6.	Secured Convertible Debenture dated May 16, 2008 issued by the Company to the Investor in the original principal amount of $500,000.00 (hereinafter, as amended and in effect, the “NEOM-2008-2 Debenture”), as amended by that certain Amendment to NeoMedia Technologies, Inc. Secured Convertible Debenture No. NEOM-2008-2 dated as of January 5, 2010 entered into by and between the Company and the Investor;

7.	Secured Convertible Debenture dated May 29, 2008 issued by the Company to the Investor in the original principal amount of $790,000.00 (hereinafter, as amended and in effect, the “NEOM-2008-3 Debenture”), as amended by that certain Amendment to NeoMedia Technologies, Inc. Secured Convertible Debenture No. NEOM-2008-3 dated as of January 5, 2010 entered into by and between the Company and the Investor;

8.	Secured Convertible Debenture dated July 10, 2008 issued by the Company to the Investor in the original principal amount of $137,750.00 (hereinafter, as amended and in effect, the “NEOM-2008-4 Debenture”), as amended by that certain Amendment to NeoMedia Technologies, Inc. Secured Convertible Debenture No. NEOM-2008-4 dated as of January 5, 2010 entered into by and between the Company and the Investor;

9.	Secured Convertible Debenture dated July 29, 2008 issued by the Company to the Investor in the original principal amount of $2,325,000.00 (hereinafter, as amended and in effect, the “NEOM-9-1 Debenture”), as amended by that certain Amendment to NeoMedia Technologies, Inc. Secured Convertible Debenture No. NEOM-9-1 dated as of January 5, 2010 entered into by and between the Company and the Investor;

10.	Secured Convertible Debenture dated October 28, 2008 issued by the Company to the Investor in the original principal amount of $2,325,000.00 (hereinafter, as amended and in effect, the “NEOM-9-2 Debenture”), as amended by that certain Amendment to NeoMedia Technologies, Inc. Secured Convertible Debenture No. NEOM-9-2 dated as of January 5, 2010 entered into by and between the Company and the Investor;

11.	Secured Convertible Debenture dated May 1, 2009 issued by the Company to the Investor in the original principal amount of $550,000.00 (hereinafter, as amended and in effect, the “NEOM-9-4 Debenture”), as amended by that certain Amendment to NeoMedia Technologies, Inc. Secured Convertible Debenture No. NEOM-9-4 dated as of January 5, 2010 entered into by and between the Company and the Investor;

12.	Secured Convertible Debenture dated June 5, 2009 issued by the Company to the Investor in the original principal amount of $715,000.00 (hereinafter, as amended and in effect, the “NEOM-9-5 Debenture”), as amended by that certain Amendment to NeoMedia Technologies, Inc. Secured Convertible Debenture No. NEOM-9-5 dated as of January 5, 2010 entered into by and between the Company and the Investor;

13.	Secured Convertible Debenture dated July 15, 2009 issued by the Company to the Investor in the original principal amount of $535,000.00 (hereinafter, as amended and in effect, the “NEOM-9-6 Debenture”), as amended by that certain Amendment to NeoMedia Technologies, Inc. Secured Convertible Debenture No. NEOM-9-6 dated as of January 5, 2010 entered into by and between the Company and the Investor;

14.	Secured Convertible Debenture dated August 14, 2009 issued by the Company to the Investor in the original principal amount of $475,000.00 (hereinafter, as amended and in effect, the “NEOM-9-7 Debenture”), as amended by that certain Amendment to NeoMedia Technologies, Inc. Secured Convertible Debenture No. NEOM-9-7 dated as of January 5, 2010 entered into by and between the Company and the Investor;

15.	Secured Convertible Debenture dated May 27, 2010 issued by the Company to the Investor in the original principal amount of $2,006,137.04 (hereinafter, as amended and in effect, the “NEOM-10-1 Debenture”);

16.	Secured Convertible Debenture dated August 13, 2010 issued by the Company to the Investor in the original principal amount of $550,000 (hereinafter, as amended and in effect, the “NEOM-10-2 Debenture”);

17.	Secured Convertible Debenture dated September 29, 2010 issued by the Company to the Investor in the original principal amount of $475,000 (hereinafter, as amended and in effect, the “NEOM-10-3 Debenture”);

18.	Secured Convertible Debenture dated October 28, 2010 issued by the Company to the Investor in the original principal amount of $400,000 (hereinafter, as amended and in effect, the “NEOM-10-4 Debenture”),

19.	Secured Convertible Debenture dated December 15, 2010 issued by the Company to the Investor in the original principal amount of $450,000 (hereinafter, as amended and in effect, the “NEOM-10-5 Debenture”);

20.	Secured Convertible Debenture dated January 10, 2011 issued by the Company to the Investor in the original principal amount of $450,000 (hereinafter, as amended and in effect, the “NEOM-11-1 Debenture”);

21.	Secured Convertible Debenture dated February 8, 2011 issued by the Company to the Investor in the original principal amount of $650,000 (hereinafter, as amended and in effect, the “NEOM-11-2 Debenture”);

22.	Secured Convertible Debenture dated March 11, 2011 issued by the Company to the Investor in the original principal amount of $450,000 (hereinafter, as amended and in effect, the “NEOM-11-3 Debenture”);

23.	Secured Convertible Debenture dated April 13, 2011 issued by the Company to the Investor in the original principal amount of $450,000 (hereinafter, as amended and in effect, the “NEOM-11-4 Debenture”);

24.	Secured Convertible Debenture dated May 31, 2011 issued by the Company to the Investor in the original principal amount of $450,000 (hereinafter, as amended and in effect, the “NEOM-11-5 Debenture”);

25.	Secured Convertible Debenture dated June 28, 2011 issued by the Company to the Investor in the original principal amount of $250,000 (hereinafter, as amended and in effect, the “NEOM-11-6 Debenture”);

26.	Secured Convertible Debenture dated July 13, 2011 issued by the Company to the Investor in the original principal amount of $450,000 (hereinafter, as amended and in effect, the “NEOM-11-7 Debenture”);

27.	Secured Convertible Debenture dated August 15, 2011 issued by the Company to the Investor in the original principal amount of $350,000 (hereinafter, as amended and in effect, the “NEOM-11-8 Debenture”);

28.	Secured Convertible Debenture dated September 15, 2011 issued by the Company to the Investor in the original principal amount of $450,000 (hereinafter, as amended and in effect, the “NEOM-11-9 Debenture”);

29.	Secured Convertible Debenture dated October 25, 2011 issued by the Company to the Investor in the original principal amount of $450,000 (hereinafter, as amended and in effect, the “NEOM-11-10 Debenture”);

30.	Secured Convertible Debenture dated December 8, 2011 issued by the Company to the Investor in the original principal amount of $325,000 (hereinafter, as amended and in effect, the “NEOM-11-12 Debenture”);

31.	Secured Convertible Debenture dated January 11, 2012 issued by the Company to the Investor in the original principal amount of $400,000 (hereinafter, as amended and in effect, the “NEOM-12-1 Debenture”);

32.	Amended and Restated Secured Convertible Debenture originally issued on March 27, 2007 by the Company to the Investor in the original principal amount of $37,134 (hereinafter, as amended and in effect, the “NEOM-CF Debenture”);

33.	Secured Convertible Debenture dated February 6, 2012 issued by the Company to the Investor in the original principal amount of $450,000 (hereinafter, as amended and in effect, the “NEOM-12-2 Debenture”);

34.	Secured Convertible Debenture dated March 26, 2012 issued by the Company to the Investor in the original principal amount of $450,000 (hereinafter, as amended and in effect, the “NEOM-12-3 Debenture”);

35.	Secured Convertible Debenture dated April 26, 2012 issued by the Company to the Investor in the original principal amount of $450,000 (hereinafter, as amended and in effect, the “NEOM-12-4 Debenture”)and collectively, together with the CCP-1 Debenture, the CCP-2 Debenture, the NEOM 4-1 Debenture, the NEOM 1-1 Debenture, the NEOM 2008-1 Debenture, the NEOM 2008-2 Debenture, the NEOM 2008-3 Debenture, the NEOM 2008-4 Debenture, the NEOM 9-1 Debenture, the NEOM 9-2 Debenture, the NEOM 9-4 Debenture, the NEOM 9-5 Debenture, the NEOM 9-6 Debenture, the NEOM 9-7 Debenture, NEOM-10-2 Debenture, the NEOM-10-3 Debenture, the NEOM-10-4 Debenture, the NEOM-10-5 Debenture, the NEOM-11-1 Debenture, the NEOM-11-2 Debenture, the NEOM-11-3 Debenture, the NEOM-11-4 Debenture, NEOM-11-5 Debenture, the NEOM -11-6 Debenture, the NEOM-11-7 Debenture, the NEOM-11-8 Debenture, the NEOM 11-9 Debenture, the NEOM 11-10 Debenture, the NEOM-11-12 Debenture, the NEOM 12-1 Debenture, the NEOM CF Debenture, the NEOM 12-3 Debenture, the NEOM 12-4 Debenture and the Fifth 2012 Convertible Debenture, the “Debt Instruments”);

36.	Master Amendment Agreement dated as of March 27, 2007 by and between the Company and the Investor;

37.	Debenture Extension Agreement dated as of May 25, 2012 by and between the Company and the Investor;

SECURITIES PURCHASE AGREEMENTS

38.	Securities Purchase Agreement dated as of August 23, 2006 entered into by and between the Company and the Investor;

39.	Securities Purchase Agreement dated as of December 29, 2006 entered into by and between the Company and the Investor;

40.	Securities Purchase Agreement dated as of March 27, 2007 entered into by and between the Company and the Investor;

41.	Securities Purchase Agreement dated as of August 24, 2007 entered into by and between the Company and the Investor;

42.	Securities Purchase Agreement dated as of July 29, 2008 entered into by and between the Company and the Investor, as amended on April 6, 2009;

43.	Agreement dated June 5, 2009 by and between the Company and the Investor pursuant to which the Investor purchased a secured convertible debenture in the original principal amount of $715,000;

44.	Agreement dated July 15, 2009 by and between the Company and the Investor pursuant to which the Investor purchased a secured convertible debenture in the original principal amount of $535,000;

45.	Agreement dated August 14, 2009 by and between the Company and the Investor pursuant to which the Investor purchased a secured convertible debenture in the original principal amount of $475,000;

46.	Securities Purchase Agreement, dated as of May 27, 2010, by and among the Company and the Investor pursuant to which the Investor purchased a Secured Convertible Debenture in the original principal amount of $2,006,137.04 (the “Securities Purchase Agreement”);

47.	Agreement, dated as of August 13, 2010, by and among the Company and the Investor pursuant to which the Investor purchased a Secured Convertible Debenture in the original principal amount of $550,000;

48.	Agreement, dated as of September 29, 2010, by and among the Company and the Investor pursuant to which the Investor purchased a Secured Convertible Debenture in the original principal amount of $475,000;

49.	Agreement, dated as of October 28, 2010, by and among the Company and the Investor pursuant to which the Investor purchased a Secured Convertible Debenture in the original principal amount of $400,000;

50.	Agreement, dated as of December 15, 2010, by and among the Company and the Investor pursuant to which the Investor purchased a Secured Convertible Debenture in the original principal amount of $450,000;

51.	Agreement, dated as of January 10, 2011, by and among the Company and the Investor pursuant to which the Investor purchased a Secured Convertible Debenture in the original principal amount of $450,000;

52.	Agreement, dated as of February 8, 2011, by and among the Company and the Investor pursuant to which the Investor purchased a Secured Convertible Debenture in the original principal amount of $650,000;

53.	Agreement, dated as of March 11, 2011, by and among the Company and the Investor pursuant to which the Investor purchased a Secured Convertible Debenture in the original principal amount of $450,000;

54.	Agreement, dated as of April 13, 2011, by and among the Company and the Investor pursuant to which the Investor purchased a Secured Convertible Debenture in the original principal amount of $450,000;

55.	Agreement, dated as of May 31, 2011, by and among the Company and the Investor pursuant to which the Investor purchased a Secured Convertible Debenture in the original principal amount of $450,000;

56.	Agreement, dated as of June 28, 2011, by and among the Company and the Investor pursuant to which the Investor purchased three Secured Convertible Debentures in an aggregate principal amount of $1,050,000;

57.	Agreement, dated as of September 15, 2011, by and among the Company and the Investor pursuant to which the Investor purchased a Secured Convertible Debenture in the original principal amount of $450,000;

58.	Agreement, dated as of October 25, 2011, by and among the Company and the Investor pursuant to which the Investor purchased a Secured Convertible Debenture in the original principal amount of $450,000;

59.	Agreement, dated as of December 8, 2011, by and among the Company and the Investor pursuant to which the Investor purchased a Secured Convertible Debenture in the original principal amount of $325,000;

60.	Agreement, dated as of January 11, 2012, by and among the Company and the Investor pursuant to which the Investor purchased a Secured Convertible Debenture in the original principal amount of $400,000;

61.	Agreement, dated as of February 6, 2012, by and among the Company and the Investor pursuant to which the Investor purchased a Secured Convertible Debenture in the original principal amount of $450,000;

62.	Agreement, dated as of March 26, 2012, by and among the Company and the Investor pursuant to which the Investor purchased a Secured Convertible Debenture in the original principal amount of $450,000;

63.	Agreement, dated as of April 26, 2012, by and among the Company and the Investor pursuant to which the Investor purchased a Secured Convertible Debenture in the original principal amount of $450,000;

SECURITY DOCUMENTS

64.	Pledge and Security Agreement dated as of August 23, 2006 entered into by and between the Company and the Investor;

65.	Security Agreement dated as of March 27, 2007 entered into by and between the Obligors and the Investor;

66.	Security Agreement (Patent) dated as of March 27, 2007 entered into by and between the Obligors and the Investor;

67.	Security Agreement dated as of August 24, 2007 entered into by and between the Obligors and the Investor;

68.	Security Agreement (Patent) dated as of August 24, 2007 entered into by and between the Obligors and the Investor;

69.	Security Agreement dated as of July 29, 2008 entered into by and between the Company and the Investor (the “2008 Security Agreement”);

70.	Patent Security Agreement dated as of July 29, 2008 entered into by and between the Company and the Investor (the “2008 IPSA”, and together with the 2008 Security Agreement, the “2008 Collateral Agreements”);

71.	Share Pledge Agreement (Anteilsverpfandung) dated August 3, 2010 entered into by and between the Issuer and the Investor;

72.	Agreement on the Pledge of Intellectual Property Rights as Collateral (Vereinbarung uber die Verpfandung von geistigen Eigentumsrechten) dated August 13, 2010 by and between the Investor and NeoMedia Europe AG (“AG”);

73.	Security Transfer of Moveable Assets (Sicherungsubereignungsvertrag) dated August 13, 2010 by and between the Investor and AG;

WARRANTS

74.	“A” Warrant No. CCP-001 dated February 17, 2006 executed and delivered to the Investor by the Company granting the Investor the right to purchase 20,000,000 shares of the Company’s common stock, as amended by that certain Amendment to “A” Warrant No. CCP-001 dated as of August 23, 2006 entered into by and between the Company and the Investor, as further amended by that certain Amendment to “A” Warrant No.: CCP-001 dated December 29, 2006;

75.	“B” Warrant No. CCP-002 dated February 17, 2006 executed and delivered to the Investor by the Company granting the Investor the right to purchase 25,000,000 shares of the Company’s common stock, as amended by that certain Amendment to “B” Warrant No. CCP-002 dated as of August 23, 2006 entered into by and between the Company and the Investor, as further amended by that certain Amendment to “B” Warrant No.: CCP-002 dated December 29, 2006;

76.	“C” Warrant No. CCP-003 dated February 17, 2006 executed and delivered to the Investor by the Company granting the Investor the right to purchase 30,000,000 shares of the Company’s common stock, as amended by that certain Amendment to “C” Warrant No. CCP-003 dated as of August 23, 2006 entered into by and between the Company and the Investor, as further amended by that certain Amendment to “C” Warrant No.: CCP-003 dated December 29, 2006;

77.	“A” Warrant No. CCP-001 dated August 23, 2006 executed and delivered to the Investor by the Company granting the Investor the right to purchase 25,000,000 shares of the Company’s common stock, as amended by that certain Amendment to “A” Warrant No. CCP-001 dated as of December 29, 2006 entered into by and between the Company and the Investor;

78.	“B” Warrant No. CCP-001 dated August 23, 2006 executed and delivered to the Investor by the Company granting the Investor the right to purchase 50,000,000 shares of the Company’s common stock, as amended by that certain Amendment to “B” Warrant No. CCP-001 dated as of December 29, 2006 entered into by and between the Company and the Investor;

79.	“C” Warrant No. CCP-001 dated August 23, 2006 executed and delivered to the Investor by the Company granting the Investor the right to purchase 50,000,000 shares of the Company’s common stock, as amended by that certain Amendment to “C” Warrant No. CCP-001 dated as of December 29, 2006 entered into by and between the Company and the Investor;

80.	“D” Warrant No. CCP-001 dated August 23, 2006 executed and delivered to the Investor by the Company granting the Investor the right to purchase 50,000,000 shares of the Company’s common stock;

81.	“A” Warrant No. CCP-001 dated December 29, 2006 executed and delivered to the Investor by the Company granting the Investor the right to purchase 42,000,000 shares of the Company’s common stock;

82.	Warrant No. NEOM-4-1 dated March 27, 2007 executed and delivered to the Investor by the Company granting the Investor the right to purchase 125,000,000 shares of the Company’s common stock;

83.	Warrant No. NEOM-1-1 dated August 24, 2007 executed and delivered to the Investor by the Company granting the Investor the right to purchase 75,000,000 shares of the Company’s common stock;

84.	Warrant No. NEO-2008-2 dated May 16, 2008 executed and delivered to the Investor by the Company granting the Investor the right to purchase 7,500,000 shares of the Company’s common stock;

85.	Warrant No. NEO-2008-3 dated May 29, 2008 executed and delivered to the Investor by the Company granting the Investor the right to purchase 50,000,000 shares of the Company’s common stock;

86.	Warrant No. NEOM-9-1 dated July 29, 2008 executed and delivered to the Investor by the Company granting the Investor the right to purchase 100,000,000 shares of the Company’s common stock;

87.	Warrant No. NEOM-9-1-B dated July 29, 2008 executed and delivered to the Investor by the Company granting the Investor the right to purchase 100,000,000 shares of the Company’s common stock, as amended by that certain Amendment to NeoMedia Technologies, Inc. Warrant No. NEOM-9-1B dated as of January 5, 2010 entered into by and between the Company and the Investor;

88.	Warrant No. NEOM-9-1-C dated July 29, 2008 executed and delivered to the Investor by the Company granting the Investor the right to purchase 125,000,000 shares of the Company’s common stock, as amended by that certain Amendment to NeoMedia Technologies, Inc. Warrant No. NEOM-9-1C dated as of January 5, 2010 entered into by and between the Company and the Investor;

89.	Warrant No. NEOM-9-1-D dated July 29, 2008 executed and delivered to the Investor by the Company granting the Investor the right to purchase 125,000,000 shares of the Company’s common stock, as amended by that certain Amendment to NeoMedia Technologies, Inc. Warrant No. NEOM-9-1D dated as of January 5, 2010 entered into by and between the Company and the Investor;

90.	Warrant No. NEOM-10-1 dated January 5, 2010 executed and delivered to the Investor by the Company granting the Investor the right to purchase 225,000,000 shares of the Company’s common stock;

91.	Letter Agreement re: Repricing of All Existing Warrants dated August 24, 2007 entered into by and between the Company and the Investor;

92.	Warrant No.: NEOM-0510 dated May 27, 2010 executed and delivered to the Investor by the Company granting the Investor the right to purchase 5,000,000 shares of the Company’s common stock;

93.	Warrant No.: NEOM-0810 dated August 13, 2010 executed and delivered to the Investor by the Company granting the Investor the right to purchase 1,000,000 shares of the Company’s common stock;

94.	Warrant No.: NEOM-0910 dated September 29, 2010 executed and delivered to the Investor by the Company granting the Investor the right to purchase 750,000 shares of the Company’s common stock;

95.	Warrant No.: NEOM-1010 dated October 28, 2010 executed and delivered to the Investor by the Company granting the Investor the right to purchase 600,000 shares of the Company’s common stock;

96.	Warrant No.: NEOM-1210 dated December 15, 2010 executed and delivered to the Investor by the Company granting the Investor the right to purchase 1,250,000 shares of the Company’s common stock;

97.	Warrant No.: NEOM-0111 dated January 10, 2011 executed and delivered to the Investor by the Company granting the Investor the right to purchase 1,250,000 shares of the Company’s common stock;

98.	Warrant No.: NEOM-0211 dated February 8, 2011 executed and delivered to the Investor by the Company granting the Investor the right to purchase 1,250,000 shares of the Company’s common stock;

99.	Warrant No.: NEOM-0311 dated March 11, 2011 executed and delivered to the Investor by the Company granting the Investor the right to purchase 1,000,000 shares of the Company’s common stock;

100.	Warrant No.: NEOM-0411 dated April 13, 2011 executed and delivered to the Investor by the Company granting the Investor the right to purchase 1,000,000 shares of the Company’s common stock;

101.	Warrant No.: NEOM-0511 dated May 31, 2011 executed and delivered to the Investor by the Company granting the Investor the right to purchase 1,000,000 shares of the Company’s common stock;

102.	Warrant No.: NEOM-0611 dated June 28, 2011 executed and delivered to the Investor by the Company granting the Investor the right to purchase 3,000,000 shares of the Company’s common stock;

103.	Warrant No.: NEOM-0911 dated September 15, 2011 executed and delivered to the Investor by the Company granting the Investor the right to purchase 1,000,000 shares of the Company’s common stock;

104.	Warrant No.: NEOM-1011 dated October 25, 2011 executed and delivered to the Investor by the Company granting the Investor the right to purchase 1,000,000 shares of the Company’s common stock;

105.	Warrant No.: NEOM-1211 dated December 8, 2011 executed and delivered to the Investor by the Company granting the Investor the right to purchase 1,000,000 shares of the Company’s common stock;

106.	Warrant No.: NEOM-0112 dated January 11, 2012 executed and delivered to the Investor by the Company granting the Investor the right to purchase 1,000,000 shares of the Company’s common stock;

107.	Warrant No.: NEOM-0212 dated February 6, 2012 executed and delivered to the Investor by the Company granting the Investor the right to purchase 1,000,000 shares of the Company’s common stock;

108.	Warrant No.: NEOM-0312 dated March 26, 2012 executed and delivered to the Investor by the Company granting the Investor the right to purchase 1,000,000 shares of the Company’s common stock;

109.	Warrant No.: NEOM-0412 dated April 26, 2012 executed and delivered to the Investor by the Company granting the Investor the right to purchase 1,000,000 shares of the Company’s common stock;

REGISTRATION RIGHTS AGREEMENTS

110.	Investor Registration Rights Agreement dated as of February 17, 2006 entered into by and between the Company and the Investor, as amended by a certain First Amendment to Investor Registration Rights Agreement and as further amended by that certain Second Amendment to Investor Registration Rights Agreement dated June 15, 2006;

111.	Investor Registration Rights Agreement dated as of August 23, 2006 entered into by and between the Company and the Investor;

112.	Investor Registration Rights Agreement dated as of December 29, 2006 entered into by and between the Company and the Investor;

113.	Registration Rights Agreement dated as of March 27, 2007 entered into by and between the Company and the Investor;

114.	Registration Rights Agreement dated as of August 24, 2007 entered into by and between the Company and the Investor;

115.	Investor Registration Rights Agreement dated as of January 5, 2010 entered into by and between the Company and the Investor;

TRANSFER AGENT INSTRUCTIONS

116.	Amended and Restated Irrevocable Transfer Agent Instructions dated October 26, 2007 from the Company to Worldwide Stock Transfer, LLC, which amended and restated those certain Irrevocable Transfer Agent Instructions dated February 16, 2006 from the Company to American Stock Transfer & Trust Co.;

117.	Irrevocable Transfer Agent Instructions dated August 23, 2006 from the Company to American Stock Transfer & Trust Co.;

118.	Amended and Restated Irrevocable Transfer Agent Instructions dated November 21, 2007 from the Company to Worldwide Stock Transfer, LLC, which amended and restated those certain Irrevocable Transfer Agent Instructions dated December 29, 2006 from the Company to American Stock Transfer & Trust Co.;

119.	Amended and Restated Irrevocable Transfer Agent Instructions dated November 21, 2007 from the Company to Worldwide Stock Transfer, LLC, which amended and restated those certain Irrevocable Transfer Agent Instructions dated August 23, 2006 from the Company to American Stock Transfer & Trust Co.;

120.	Irrevocable Transfer Agent Instructions dated March 27, 2007 from the Company to Worldwide Stock Transfer, LLC;

121.	Irrevocable Transfer Agent Instructions dated August 24, 2007 from the Company to Worldwide Stock Transfer, LLC;

122.	Irrevocable Transfer Agent Instructions dated July 29, 2008 from the Company to Worldwide Stock Transfer, LLC;

123.	Irrevocable Transfer Agent Instructions dated January 5, 2010 from the Company to Worldwide Stock Transfer, LLC;

124.	Irrevocable Transfer Agent Instructions dated May 27, 2010 from the Company to Worldwide Stock Transfer, LLC;

125.	Irrevocable Transfer Agent Instructions dated August 13, 2010 from the Company to Worldwide Stock Transfer, LLC;

126.	Irrevocable Transfer Agent Instructions dated September 29, 2010 from the Company to Worldwide Stock Transfer, LLC;

127.	Irrevocable Transfer Agent Instructions dated October 28, 2010 from the Company to Worldwide Stock Transfer, LLC;

128.	Irrevocable Transfer Agent Instructions dated December 15, 2010 from the Company to Worldwide Stock Transfer, LLC;

129.	Irrevocable Transfer Agent Instructions dated January 10, 2011 from the Company to Worldwide Stock Transfer, LLC;

130.	Irrevocable Transfer Agent Instructions dated February 9, 2011 from the Company to Worldwide Stock Transfer, LLC;

131.	Irrevocable Transfer Agent Instructions dated March 11, 2011 from the Company to Worldwide Stock Transfer, LLC;

132.	Irrevocable Transfer Agent Instructions dated April 13, 2011 from the Company to Worldwide Stock Transfer, LLC;

133.	Irrevocable Transfer Agent Instructions dated May 31, 2011 from the Company to Worldwide Stock Transfer, LLC;

134.	Irrevocable Transfer Agent Instructions dated June 28, 2011 from the Company to Worldwide Stock Transfer, LLC;

135.	Irrevocable Transfer Agent Instructions dated September 15, 2011 from the Company to Worldwide Stock Transfer, LLC;

136.	Irrevocable Transfer Agent Instructions dated October 25, 2011 from the Company to Worldwide Stock Transfer, LLC;

137.	Irrevocable Transfer Agent Instructions dated December 8, 2011 from the Company to Worldwide Stock Transfer, LLC;

138.	Irrevocable Transfer Agent Instructions dated January 11, 2012 from the Company to Worldwide Stock Transfer, LLC;

139.	Irrevocable Transfer Agent Instructions dated February 6, 2012 from the Company to Worldwide Stock Transfer, LLC;

140.	Irrevocable Transfer Agent Instructions dated March 26, 2012 from the Company to Worldwide Stock Transfer, LLC;

141.	Irrevocable Transfer Agent Instructions dated April 26, 2012 from the Company to Worldwide Stock Transfer, LLC;

OTHER DOCUMENTS

142.	Blocked Account Control Agreement (“Shifting Control”) dated as of August 28, 2008 by and among the Company, the Investor, and JPMorgan Chase Bank, N.A.;

143.	Lockup Agreement dated July 28, 2008 by SKS Consulting of FL Corp. to the Investor;

144.	Lockup Agreement dated July 28, 2008 by James J. Keil to the Investor;

145.	Lockup Agreement dated July 28, 2008 by J. Scott Womble to the Investor;

146.	Pledge Shares Escrow Agreement dated March 27, 2007 between the Company and the Investor;

147.	Monitoring Fee Escrow Agreement dated January 5, 2010 by and among the Company, the Investor, Yorkville Advisors, LLC, and David Gonzalez, Esquire;

148.	Investment Agreement dated February 17, 2006 by and between the Company and the Investor;

149.	Investment Agreement dated January 5, 2010 by and between the Company and the Investor, as amended by that certain First Amendment to Investment Agreement dated March 5, 2010;

150.	Escrow Agreement dated July 29, 2008 entered into by and among the Company, the Investor, Yorkville Advisors, LLC, as Investment Manager, and David Gonzalez, Esq., as Escrow Agent;

151.	Escrow Agreement dated April 1, 2010 entered into by and among the Company, the Investor, Yorkville Advisors, LLC, as Investment Manager, and David Gonzalez, Esq., as Escrow Agent;

152.	Ratification Agreement dated as of May 27, 2010 entered into by and between the Company and the Investor;

153.	Ratification Agreement dated as of August 13, 2010 entered into by and between the Company and the Investor;

154.	Ratification Agreement dated as of September 29, 2010 entered into by and between the Company and the Investor;

155.	Ratification Agreement dated as of October 28, 2010 entered into by and between the Company and the Investor;

156.	Ratification Agreement dated as of December 15, 2010 entered into by and between the Company and the Investor;

157.	Ratification Agreement dated as of January 10, 2011 entered into by and between the Company and the Investor;

158.	Ratification Agreement dated as of February 8, 2011 entered into by and between the Company and the Investor;

159.	Ratification Agreement dated as of March 11, 2011 entered into by and between the Company and the Investor;

160.	Ratification Agreement dated as of April 13, 2011 entered into by and between the Company and the Investor;

161.	Ratification Agreement dated as of May 31, 2011 entered into by and between the Company and the Investor;

162.	Ratification Agreement dated as of June 27, 2011 entered into by and between the Company and the Investor;

163.	Ratification Agreement dated as of September 15, 2011 entered into by and between the Company and the Investor;

164.	Ratification Agreement dated as of October 25, 2011 entered into by and between the Company and the Investor;

165.	Ratification Agreement dated as of December 8, 2011 entered into by and between the Company and the Investor;

166.	Ratification Agreement dated as of January 11, 2012 entered into by and between the Company and the Investor;

167.	Ratification Agreement dated as of February 6, 2012 entered into by and between the Company and the Investor;

168.	Ratification Agreement dated as of March 26, 2012 entered into by and between the Company and the Investor;

169.	Ratification Agreement dated as of April 26, 2012 entered into by and between the Company and the Investor; and

170.	All other documents, instruments, and agreements executed in connection with any of the foregoing.